UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 08, 2023

CIPHER MINING INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39625	85-1614529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Vanderbilt Avenue Floor 54 Suite C
New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (332) 262-2300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CIFR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	CIFRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 8, 2023, Cipher Mining Inc. (the “Company”) issued a press release announcing the closing of the transactions contemplated by the previously announced Purchase and Sale Agreement (the “PSA”) with its wholly-owned subsidiary Cipher Black Pearl LLC and Trinity Mining Group, Inc. (“Trinity”), which was entered into on November 6, 2023. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in Item 7.01 of this Report (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01 Other Events.

The Company today announced the closing under its previously announced PSA. Pursuant to the terms of the PSA, the purchase price under the PSA is paid by delivery of an aggregate of 2,397,424 of the shares of the Company’s common stock.

The securities offered under the PSA were offered and sold by the Company pursuant to a “shelf” registration statement on Form S-3, which was declared effective on October 6, 2022 (the “Registration Statement”), including all information, documents and exhibits filed with or incorporated by reference into the Registration Statement, providing for the offering, issuance and sale by the Company from time to time of up to $500.0 million in aggregate of the Company’s common stock, preferred stock, warrants and units. A final prospectus supplement and an accompanying base prospectus relating to this offering have been filed with the SEC and are available on the SEC’s website located at http://www.sec.gov.

A copy of the legal opinion and consent of Latham & Watkins LLP relating to the offering is attached as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Legal Opinion of Latham & Watkins LLP
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)
99.1	Press Release of the Company, dated December 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cipher Mining Inc.

Date:	December 8, 2023	By:	/s/ Tyler Page
Tyler Page Chief Executive Officer